Federated Global Strategic Value Dividend Fund
Portfolio of Investments
January 31, 2020 (unaudited)
Shares		Value in U.S. Dollars
	COMMON STOCKS—105.8%
	Canada—15.4%
1,105	BCE, Inc.	$52,069
754	Canadian Imperial Bank of Commerce	61,487
485	Emera, Inc.	21,608
1,489	Enbridge, Inc.	60,543
1,055	TC Energy Corp.	57,852
1,520	TELUS Corp.	60,967
	TOTAL	314,526
	France—9.5%
940	BNP Paribas SA	49,984
800	Sanofi	77,155
1,565	Scor SA	66,664
	TOTAL	193,803
	Germany—1.4%
95	Muenchener Rueckversicherungs-Gesellschaft AG	28,033
	Italy—2.4%
5,590	Enel SpA	48,711
	Japan—2.4%
1,735	NTT DOCOMO, Inc.	49,655
	Spain—2.0%
3,728	Iberdrola SA	40,772
	Switzerland—3.1%
150	Zurich Insurance Group AG	62,349
	United Kingdom—18.0%
8,005	BP PLC	48,244
255	British American Tobacco PLC	11,272
2,625	GlaxoSmithKline PLC	61,635
3,139	National Grid-SP PLC	41,797
1,990	Royal Dutch Shell PLC, Class B	52,397
2,420	SSE PLC	48,359
1,020	Unilever PLC	60,922
20,985	Vodafone Group PLC	41,289
	TOTAL	365,915
	United States—51.6%
1,203	AbbVie, Inc.	97,467
5,880	Amcor PLC, GDR	61,292
1,654	AT&T, Inc.	62,223
265	Chevron Corp.	28,392
470	Cisco Systems, Inc.	21,606
265	Cracker Barrel Old Country Store, Inc.	40,526
780	Dominion Energy, Inc.	66,885
440	Duke Energy Corp.	42,957
975	Exxon Mobil Corp.	60,567
920	Gilead Sciences, Inc.	58,144
170	Kimberly-Clark Corp.	24,351
560	LyondellBasell Industries N.V.	43,602
580	Omega Healthcare Investors, Inc.	24,331

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United States—continued
250	PepsiCo, Inc.	$$35,505
1,980	Pfizer, Inc.	73,735
275	Philip Morris International, Inc.	22,743
145	PNC Financial Services Group	21,540
1,045	PPL Corp.	37,819
2,530	Regions Financial Corp.	39,392
970	The Coca-Cola Co.	56,648
310	United Parcel Service, Inc.	32,091
265	Ventas, Inc.	15,333
885	Verizon Communications, Inc.	52,604
370	Welltower, Inc.	31,417
	TOTAL	1,051,170
	TOTAL COMMON STOCKS (IDENTIFIED COST $2,031,505)	2,154,934
	INVESTMENT COMPANY—0.9%
18,970	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.71%[1] (IDENTIFIED COST $18,974)	18,975
	TOTAL INVESTMENT IN SECURITIES—106.7% (IDENTIFIED COST $2,050,479)	2,173,909
	OTHER ASSETS AND LIABILITIES - NET—(6.7)%[2]	(137,312)
	TOTAL NET ASSETS—100%	$2,036,597
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended January 31, 2020, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2019	59,723
Purchases/Additions	343,019
Sales/Reductions	(383,772)
Balance of Shares Held 1/31/2020	18,970
Value	$18,975
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$(22)
Dividend Income	$114
1	7-day net yield.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at January 31, 2020.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Trustees.

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of January 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$989,878	$61,292	$—	$1,051,170
International	314,526	789,238	—	1,103,764
Investment Company	18,975	—	—	18,975
TOTAL SECURITIES	$1,323,379	$850,530	$—	$2,173,909
The following acronym is used throughout this portfolio:
GDR	—Global Depositary Receipt
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